                                                                     Exhibit 4.3

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POA             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
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                          UNITED ROAD SERVICES, INC.

                             PAR VALUE $.001 EACH
              SERIES A PARTICIPATING CONVERTIBLE PREFERRED STOCK
                                                                 See Reverse for
                                                             Certain Definitions



This is to Certify that ________________________________________ is the owner of

________________________________________________________________________________

   FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES A PARTICIPATING CONVERTIBLE
                               PREFERRED STOCK OF
                           UNITED ROAD SERVICES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
Witness, the seal of the Corporation and the signature of its duly authorized officers.

Dated



   ________________________________             ______________________________
                          SECRETARY                                  PRESIDENT

                                                                     Exhibit 4.3

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM    -          as tenants in common

     TEN ENT    -          as tenants by the entireties

     JT TEN     -          as joint tenants with right of survivorship and not
                           as tenants in common

     UNIF GIFT MIN ACT     -   ___________________ Custodian ___________________
                                    (Cust)                          (Minor)
                               under Uniform Gifts to Minors Act _______________
                                                                         (State)

For value received _______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING  POSTAL ZIP CODE)

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------------------------------------------------------------------------- Shares
Represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

     Dated ______________________  _______
               In presence of


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NOTICE:   THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.